SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2010

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2010, in addition to awards granted under and in accordance with the 2010 Executive Compensation Plan (previously disclosed in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2010), the Compensation Committee of our Board of Trustees granted long-term incentive awards under the Lexington Realty Trust 2007 Equity-Based Award Plan consisting of options to purchase our common shares, as follows:

Name and Title	Number of Common Shares Underlying Share Option Award
T. Wilson Eglin – Chief Executive Officer and President......................................................	311,461
Patrick Carroll – Executive Vice President, Chief Financial Officer and Treasurer............	169,888
E. Robert Roskind – Chairman...................................................................................................	188,764
Richard J. Rouse – Vice Chairman and Chief Investment Officer........................................	169,888
Joseph S. Bonventre – Executive Vice President and General Counsel..............................	95,000

The share option awards (1) have an exercise price of $7.95 per share (the closing price of a common share on the New York Stock Exchange on December 31, 2010, which was the grant date); and (2) vest 20% on December 31, 2011, 20% on December 31, 2012, 20% on December 31, 2013, 20% on December 31, 2014 and 20% on December 31, 2015; (4) terminate on the earlier of (x) six months of termination of service and (y) December 31, 2020.

The share option award granted to each executive is governed by a share option agreement. The form of share option agreement is filed as Exhibit 10.1 to this Current Report. This Current Report describes certain terms of the share option agreements, and such descriptions are qualified in their entirety by reference to the full text of such agreements.

Effective January 1, 2011, the following officer appointments were made that were changes from 2010: (1) T. Wilson Eglin, Chief Executive Officer and President (formerly Chief Executive Officer, President and Chief Operating Officer), and (2) Paul R. Wood, Vice President, Chief Tax Compliance Officer and Secretary (formerly Vice President, Chief Accounting Officer and Secretary).

Item 9.01.                      Financial Statements and Exhibits.

(d)         Exhibits

10.1	Form of December 2010 Share Option Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: January 6, 2011                                                                By:  /s/ T. Wilson Eglin
    T. Wilson Eglin
    Chief Executive Officer

Exhibit Index

10.1	Form of December 2010 Share Option Award Agreement